UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2017 (February 28, 2017)

LINNCO, LLC

(Exact name of registrant specified in its charter)

Delaware	001-35695	45-5166623
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

600 Travis Street Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On January 27, 2017, the United States Bankruptcy Court for the Southern District of Texas (the “Court”) entered the Order Confirming (I) Amended Joint Chapter 11 Plan of Reorganization of Linn Energy, LLC and Its Debtor Affiliates Other Than Linn Acquisition Company, LLC and Berry Petroleum Company, LLC and (II) Amended Joint Chapter 11 Plan of Reorganization of Linn Acquisition Company, LLC and Berry Petroleum Company, LLC (the “Confirmation Order”), which approved and confirmed the Amended Joint Chapter 11 Plan of Reorganization of Linn Energy, LLC, LinnCo, LLC (the “Company”) and certain of their debtor affiliates (the “Plan”).

The Plan was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 31, 2017 and is hereby incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K. A copy of the Confirmation Order was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on January 31, 2017 and is hereby incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K.

On February 28, 2017 (the “Effective Date”), the Plan became effective, and pursuant to the Plan all of the equity interests in the Company were canceled and extinguished. The only securities registered by the Company prior to the Effective Date were its common shares representing limited liability company interests (the “Securities”), none of which remain outstanding. On the Effective Date, the Company filed a Form 15 under Rule 12g-4(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), terminating the registration of the Securities under Section 12(g) of the Exchange Act.

Following the Effective Date, the Company will not have any ongoing business operations except as necessary to wind up its business and affairs and distribute its assets in accordance with the Plan. There will be no distribution to holders of the Securities on account of such Securities; provided, however, that the holders of Securities have a contingent right to tax-related distributions that may become available in the future as a result of the liquidation process.

For the foregoing reasons, the Company does not intend to file future periodic reports under Section 13(a) or Section 15(d) of the Exchange Act, beginning with its Annual Report on Form 10-K for the year ended December 31, 2016, and instead, the Company will file current reports on Form 8-K to disclose any material events relating to its winding up and dissolution, including the amounts of any liquidation distributions, payments and expenses (the foregoing constituting the Company’s “Modified Reporting Obligations”).

Item 1.02	Termination of a Material Definitive Agreement.

In accordance with the Plan, each of the Company’s Securities outstanding prior to the Effective Date was cancelled and extinguished, and each such Security has no further force or effect after the Effective Date. For further information, please refer to the Explanatory Note, which is incorporated by reference herein.

Item 3.03	Material Modifications to Rights of Security Holders.

As previously disclosed, on the Effective Date, all previously issued and outstanding Securities in the Company were cancelled and extinguished. For further information, please refer to the Explanatory Note, which is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

As previously disclosed, on the Effective Date, all previously issued and outstanding Securities in the Company were cancelled and extinguished. For further information, please refer to the Explanatory Note, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Amended Joint Chapter 11 Plan of Reorganization of Linn Energy, LLC and Its Debtor Affiliates Other Than Linn Acquisition Company, LLC and Berry Petroleum Company, LLC, dated January 25, 2017 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LinnCo, LLC on January 31, 2017).

99.1	Order Confirming (i) Amended Joint Chapter 11 Plan of Reorganization of Linn Energy, LLC and Its Debtor Affiliates Other Than Linn Acquisition Company, LLC and Berry Petroleum Company, LLC and (ii) Amended Joint Chapter 11 Plan of Reorganization of Linn Acquisition Company, LLC and Berry Petroleum Company, LLC, as entered by the Bankruptcy Court on January 27, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by LinnCo, LLC on January 31, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2017	LinnCo, LLC

	By:	/s/ Candice J. Wells
		Name:	Candice J. Wells
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

2.1	Amended Joint Chapter 11 Plan of Reorganization of Linn Energy, LLC and Its Debtor Affiliates Other Than Linn Acquisition Company, LLC and Berry Petroleum Company, LLC, dated January 25, 2017 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LinnCo, LLC on January 31, 2017).

99.1	Order Confirming (i) Amended Joint Chapter 11 Plan of Reorganization of Linn Energy, LLC and Its Debtor Affiliates Other Than Linn Acquisition Company, LLC and Berry Petroleum Company, LLC and (ii) Amended Joint Chapter 11 Plan of Reorganization of Linn Acquisition Company, LLC and Berry Petroleum Company, LLC, as entered by the Bankruptcy Court on January 27, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by LinnCo, LLC on January 31, 2017).